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                                                                    EXHIBIT 99.1

                                  CERTIFICATION


                  Pursuant to 18 U.S.C. Section 1350, the undersigned officer of United States Exploration, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002
(the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2003                  /s/ Bruce D. Benson
                                       -----------------------------------------
                                          Name:  Bruce D. Benson
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer and President
                                                 (Chief Executive Officer)


                  The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.



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                                  CERTIFICATION


                  Pursuant to 18 U.S.C. Section 1350, the undersigned officer of United States Exploration, Inc. (the "Company"), hereby certifies that the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002
(the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2003                  /s/ F. Michael Murphy
                                       -----------------------------------------
                                            Name:  F. Michael Murphy
                                            Title: Vice President and Chief
                                                   Financial Officer
                                                   (Chief Financial Officer)


                  The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the report or as a separate disclosure document.